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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      Date of Report: September 14, 2004



                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)


          Reckson Associates Realty Corp. - Maryland                       Reckson Associates Realty Corp. -
        Reckson Operating Partnership, L.P. - Delaware                                11-3233650
(State or other jurisdiction of incorporation or organization)           Reckson Operating Partnership, L.P. -
                                                                                      11-3233647
                                                                              (IRS Employer ID Number)
                       225 Broadhollow Road                                              11747
                        Melville, New York                                           (Zip Code)
             (Address of principal executive offices)

                                    1-13762
                           (Commission File Number)


                                (631) 694-6900
             (Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year.

         On September 16, 2004, Reckson Associates Realty Corp. (the "Company") filed with the office of the Department of Assessments and Taxation of the State of Maryland Articles of Amendment to the Company's Articles of Amendment and Restatement to change the designation of the Company's "Class A Common Stock" to "Common Stock." The foregoing amendments were approved by a majority of the entire Board of Directors of the Company and are limited to changes expressly permitted by Section 2-605(a)(2) of the Maryland General Corporation Law to be made without action by the stockholders. The Articles of Amendment are effective as of September 16, 2004.

Item 8.01.  Other Events.

         On September 14, 2004, the Company entered into an underwriting agreement among the Company, Reckson Operating Partnership, L.P. and Citigroup Global Markets Inc. (the "Underwriter"), as such underwriting agreement is incorporated by reference into the Terms Agreement, dated September 14, 2004 (collectively, the "Underwriting Agreement"), between the Company and the Underwriter, in connection with the public offering of five million shares of the Company's common stock. The Underwriter is offering the shares to the public at $27.50 per share, and expects to deliver the shares to purchasers on or about September 20, 2004.

         The net proceeds from the offering are estimated to be approximately $136.8 million after deducting the underwriting discount and other expenses. Net proceeds will be used to redeem shares of the Company's Series A Convertible Cumulative Preferred Stock. The balance, if any, of the net proceeds will be used for general corporate purposes. The closing of the offering of shares is subject to customary closing conditions.

Item 9.01.   Financial Statements and Exhibits

          (c)  Exhibits

          1.1 Underwriting Agreement, dated September 14, 2004, among the Company, Reckson Operating Partnership, L.P. and Citigroup Global Markets Inc.

          1.2 Terms Agreement, dated September 14, 2004, between the Company and Citigroup Global Markets Inc.

          3    Articles of Amendment, dated September 16, 2004.

          5 Opinion of Venable LLP as to the legality of the issuance of the shares of common stock.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                RECKSON ASSOCIATES REALTY CORP.


                                By:    /s/ Scott Rechler
                                     ------------------------------------------
                                     Scott Rechler
                                     Chief Executive Officer and President


                                RECKSON OPERATING PARTNERSHIP, L.P.

                                By:  Reckson Associates Realty Corp.,
                                     its General Partner


                                By:    /s/ Scott Rechler
                                     ------------------------------------------
                                     Scott Rechler
                                     Chief Executive Officer and President


Date:  September 20, 2004


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